UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in our proxy statement dated April 25, 2022, were submitted to a vote of the stockholders of CoStar Group at the Annual Meeting held on June 9, 2022. The final voting results are as follows:

1.The following nominees were elected to our Board of Directors to serve until the next annual meeting of the Company’s stockholders or until his or her successor is elected and qualified: Michael R. Klein, Andrew C. Florance, Laura Cox Kaplan, Michael J. Glosserman, John W. Hill, Robert W. Musslewhite, Christopher J. Nassetta and Louise S. Sams.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael R. Klein	309,295,226	38,894,189	4,789,481	7,177,538
Andrew C. Florance	342,608,434	10,211,905	158,557	7,177,538
Laura Cox Kaplan	347,930,385	4,897,393	151,118	7,177,538
Michael J. Glosserman	335,813,570	17,010,108	155,218	7,177,538
John W. Hill	350,211,633	2,611,054	156,209	7,177,538
Robert W. Musslewhite	344,356,492	8,467,566	154,838	7,177,538
Christopher J. Nassetta	316,375,245	36,448,899	154,752	7,177,538
Louise S. Sams	349,660,955	3,166,713	151,228	7,177,538

2.The appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified upon the following vote:

Votes For	348,339,474
Votes Against	11,733,688
Abstentions	83,272

3.The advisory resolution on executive compensation was approved upon the following vote:

Votes For	262,417,054
Votes Against	90,117,835
Abstentions	444,007
Broker Non-Votes	7,177,538

4.The stockholder proposal regarding the right of owners of a combined 10% of the Company’s outstanding common stock to call a special meeting of stockholders was not approved upon the following vote:

Votes For	120,513,149
Votes Against	230,808,674
Abstentions	1,657,073
Broker Non-Votes	7,177,538

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	June 9, 2022	/s/ Scott T. Wheeler

Name: Scott T. Wheeler
Title: Chief Financial Officer